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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21553

ING Global Equity Dividend and
Premium Opportunity Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
(Address of principal executive offices)      (Zip code)

Huey P. Falgout, Jr., 7337 Doubletree Ranch Rd. Scottsdale, AZ 85258
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:       February 28

Date of reporting period:       August 31, 2006

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

August 31, 2006

ING Global Equity Dividend and Premium Opportunity Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

The ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end investment company traded on the New York Stock Exchange under the symbol “IGD”. The primary objective of the Fund is to provide a high level of income, with a secondary objective of capital appreciation.

The Fund seeks to achieve its objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields. It also looks to earn additional income through a strategy of writing covered call options on a substantial portion of the portfolio of common stocks. It also aims to provide a measure of downside protection on a portion of the value of the Fund in the event of severe market disruption through the strategic purchase of out-of the-money put options on selected global, regional or local securities indices.

I am very pleased to report that for the six months ended August 31, 2006, the Fund continued to provide you with attractive monthly distributions generated by an its dividend focused global equity strategy coupled with a covered call writing strategy.

Based on its share price as of August 31, 2006 the Fund provided a six-month total return of 11.22%.1 This return reflects an increase in its share price from $18.96 on February 28, 2006, to $20.07 on August 31, 2006, plus the reinvestment of $0.936 per share in distributions. Based on net asset value (NAV), the Fund had a total return of 6.94%2 for the six-month period. During the period, the Fund made six monthly distributions of $0.156 per share. As of August 31, 2006, the Fund had 96,041,170 shares outstanding. For more information on your Fund’s performance, please read the Market Perspective, and Portfolio Managers’ Report.

At ING Investments, LLC our mission is to set the standard in helping our clients manage their financial future. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.ingfunds.com. Here you will find information on our products and services, including current market data and fund statistics on our open-and closed-end funds.

ING Investments, LLC continues to offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill particular investor needs. We have a broad range of global and international solutions both traditional and structured. We thank you for trusting ING Investments, LLC with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

James M. Hennessy
President
ING Funds
October 4, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1   Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

2   Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2006

In our last report, we noted that global equities had achieved little after early January. They resumed their rise in March however, giving investors the best first calendar quarter since 1998. But this was undone early in May as fears began to grip markets that zealous, inflation fighting central bankers would raise interest rates by more than enough to choke off the global growth enjoyed in recent years. Only after Federal Reserve Board (the “Fed”) inaction on August 8 did markets recover to register a positive result for the six months ended August 31, 2006. The Morgan Stanley Capital International (“MSCI”) World® Index(1) in dollars, including net reinvested dividends gained 4.97%. But more than half of this arose from currency fluctuations. The dollar fell back against the European units on perceptions that the gap between U.S. and European interest rates would soon fall. The dollar slid 7.0% and 7.9% against the euro and the pound, respectively, but after an initial drop, added 1.4% against the yen.

For most investors worldwide, not just those in U.S. fixed income securities, a key issue was when would the Fed stop raising the federal funds rate. In January 2006, Dr. Ben Bernanke replaced Alan Greenspan as Federal Reserve Chairman. The Federal Open Market Committee (the “FOMC”) had raised rates in May for the sixteenth time since June 2004. But hints about a pause after May had emerged. Meanwhile, the price of oil and other commodities, and stock markets, had been making new records. The combination of inflationary pressures and the Fed apparently about to go on hold got commentators wondering, out loud and in print, if Mr. Bernanke was just a little bit soft on inflation.

To re-establish his inflation fighting credentials, every single member of the FOMC over the next few weeks made a point of stressing in public that inflation was the prime concern. Investors feared that with all this tough talk the FOMC would now have to keep raising rates, even as the economy was obviously cooling. So the seventeenth interest rate increase to 5.25% on June 29, surprised no one. By then, every yield on the Treasury curve was below the Federal Funds rate: the market’s vote that the FOMC had already gone too far.

Not everyone was convinced that the FOMC was finally done and the doubts intensified when renewed conflict in the Middle East sent the price of a barrel of oil to another all-time record on July 14. But the flow of data, especially on housing, pointed almost without exception to a slowing economy. At the August 8 meeting, the FOMC did indeed pause on the basis of the 17 prior increases and “other factors restraining aggregate demand”. By August 31, those factors were plain for all to see. For the six months ended August 31, 2006, the yield on the ten-year Treasury note/bond rose by 18 basis points (“bps”) to 4.73%, and the three month Treasury Bill rose by 40bps to 4.91%. The month-end gap between three-month and ten-year yields had not been higher since December 2000.

U.S. equities in the form of the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index(2), rose 2.8% including dividends, and traded at a P/E ratio of 14.8 times earnings for the current fiscal year. Stocks were then actually cheaper than the preceding year, as profits had grown faster than prices. Second quarter profits registered double-digit year-over-year growth for the twelfth straight quarter. But investors seemed only to have eyes for interest rates. They were encouraged through early May 2006 when an early end to the tightening cycle seemed to be at hand. The S&P 500® Index even reached a five-year high on May 5. But these hopes were soon dashed by the hawkish FOMC rhetoric. By August 8, the S&P 500® Index was just 5bps higher than at February 28. However, the Fed’s pause at that point, plus subsequent evidence that it was probably justified, let relieved investors push stock prices up again.

In international markets, based on MSCI local currency indices, the pattern of results resembled that in the U.S. In Japan an early rally stalled, then resumed as it became clear the economy was on a sustainable growth path and deflation was a thing of the past. On May 8, the market was up 6.5% since February 28. But from there, stocks slumped on U.S. interest rate fears combined with signals from the Bank of Japan, followed by the fact on July 14, local interest rates would rise for the first time in six years. The market had fallen 15.6% by July 18, but positive, albeit cooler, economic data continued to emerge encouraging markets to recover and score a gain for the six months, of 1bp In the same period, European ex UK markets added 3.2%. They peaked on May 9, initially supported by widespread merger and acquisition activity and improving conditions. But events in the U.S. and two 25bps increases in euro interest rates as inflation remained stubbornly above 2%, sent stocks down 13.1% before surprisingly good gross domestic product growth and that FOMC pause allowed markets to bounce back. By May 9,

MARKET PERSPECTIVE:      SIX MONTHS ENDED AUGUST 31, 2006

UK equities were up 6.4%, near their highs since February 28, boosted by acquisition-prone financials and the large energy and materials sectors, as commodity prices surged. The reversal in these prices and interest rate concerns dragged the market down 9.3% by mid June, before better economic news, resurgent energy and what the FOMC didn’t do on August 8, let stocks claw back a 4.1% gain for the six months ended August 31, 2006.

(1) The Morgan Stanley Capital International World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Standard & Poor’s 500® Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the ING Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

The ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) seeks to provide investors with a high level of income and capital appreciation from a portfolio of global common stocks with historically attractive dividend yields and premiums from covered call option writing. The Fund is managed by Moudy El Khodr, Nicolas Simar, Nina Hodzic, Bas Peeters, Frank van Etten, Ruud Boeve, Menno van Boven and Willem van Dommelen, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Portfolio Construction: The stock selection process begins with constructing an eligible universe of global common stocks with market capitalizations typically over $1 billion that have a history of paying dividend yields in excess of 3% annually. Through a multi-step screening process of various fundamental factors and fundamental analysis the portfolio managers construct a portfolio generally consisting of 65 to 90 common stocks with a history of attractive dividend yields, and stable or growing dividends that are supported by business fundamentals.

The Fund’s Integrated Option Strategy: To generate premiums, the Fund writes covered call options on a substantial portion of

Country Allocation

as of August 31, 2006
(as a percent of net assets)
Portfolio holdings are subject to change daily.

the common stocks held in the Fund’s portfolio, a strategy known as covered call option writing.

Writing covered call options involves granting the buyer the right to purchase certain common stock at a particular price (the “strike price”) either at a particular time or during a particular span of time. If the purchaser exercises a covered call option sold by the Fund, either the common stock will be called away from the Fund and the Fund will receive payment equal to the strike price in addition to the original premium received, or the Fund will pay the purchaser the difference between the cash value of the common stock and the strike price of the option. The payment received for the common stock may be lower than the market value of the common stock at that time.

Once the underlying portfolio is constructed, the specific securities and percentage of each underlying security to be used for covered call option writing is determined based on stock outlook, market opportunities and option price volatility. Over the reporting period, the Fund wrote calls on around 65% of the stocks in the equity portfolio. Of those portfolio holdings on which calls are written, the calls written averaged 50% at the end of the period.

The Fund seeks to sell covered call options that are generally short-term (between 10 days and three months until expiration) and at- or near-the-money. The Fund typically maintains its covered call positions until expiration, but it retains the option to buy back the covered call options and sell new covered call options.

Top Ten Industries
as of August 31, 2006
(as a percent of net assets)

Banks	22.4%

Telecommunications	11.4%

Electric	11.3%

Oil & Gas	8.6%

Pharmaceuticals	6.1%

Agriculture	5.4%

Diversified Financial Services	3.1%

Food	2.8%

Beverages	2.6%

Pipelines	2.6%

Portfolio holdings are subject to change daily.

The Fund may seek, and during the reporting period has sought, to partially hedge against significant market declines by buying out-of-the-money put options on related indices, such as the Standard and Poor’s 500® Composite Stock Price Index (“S&P 500®”), the Financial Times Stock Exchange 100 Index (“FTSE 100”), the Nikkei All Stock Index (“Nikkei”), the Dow Jones Euro Stoxx 50 (Price) Index (“EuroStoxx50”) or any other broad-based global or regional securities index with an active derivatives market. The Fund generally invests in out-of-the-money puts that expire in 20 to 125 trading days. A portion of the premiums generated from the covered call strategy is used to buy put protection. Also, the Fund may seek to, and during the reporting period has sought to,

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

partially hedge the foreign currency risk inherent in its international equity holdings. Such currency hedges are implemented either by selling the international currencies forward or by buying out-of-the-money puts on international currencies versus the U.S. Dollar.

Performance: Based on its share price as of August 31, 2006 the Fund provided a six-month total return of 11.22%. This return reflects an increase in its share price from $18.96 on February 28, 2006, to $20.07 on August 31, 2006, plus the reinvestment of $0.936 per share in distributions. Based on net asset value (NAV), the Fund had a total return of 6.94% for the six-month period. The Morgan Stanley Capital International (“MSCI”) World® Index and the Chicago Board Options Exchange BuyWrite Monthly Index returned 4.97% and 4.63% respectively, for the same period. During the period, the Fund made six monthly distributions of $0.156 per share. As of August 31, 2006, the Fund had 96,041,170 shares outstanding.

Market and Portfolio Review: Global financial markets performed well over the six-month period ending August 31, 2006.

The early part of the reporting period saw a decline in global markets and a move to safety and stability. Two consecutive disappointing U.S. inflation numbers triggered a sell-off in global equity markets. A decelerating U.S. housing market and comments by U.S. Federal Reserve Chairman, Dr. Ben Bernanke, about the need to be vigilant against inflation, prompted a sharp increase in the market’s expectations for U.S. interest rates. This in turn raised fears that global economic growth could be stifled by rising rates. Even positive corporate news and merger and acquisition activity could not take away interest rate concerns. The Fed raised the overnight rate to 5.25% at its June 29 meeting, but the committee introduced some “dovish” language that might be interpreted as more cautious on the economic picture. Against this backdrop, markets saw an unwinding of risk appetite and investors preferred the more stable markets of the U.S. and Europe to the higher risk emerging markets. They favored defensive sectors such as utilities, telecoms and consumer staples while moving away from information technology, industrials and consumer discretionary.

Towards the end of the period, lower-than-expected inflation numbers buoyed investor sentiment, as many saw it as a sign that the U.S. Federal Reserve Board (the “Fed”) was close to ending its current monetary tightening cycle. Strong earnings reports by U.S. companies through the period and increased merger and acquisition activity were also received positively.

The Fund benefited from its overweight positions in utilities, telecom, financials and real estate. The Fund had a large position in utilities, which generated significant cash flows and dividend increases. Having zero exposure to the information technology sector helped the Fund as the sector underperformed.

The Fund benefited from an overweight position in Europe, and underweight positions in Japan and the U.S. An overweight position in emerging markets, which underperformed, offset the positive performance the Fund generated through its exposure to developed markets during the period. The fear of further interest rate increases during the period caused investors to shun the more volatile emerging markets, favoring the developed markets of Europe and North America.

Turning to the Fund’s individual stock positions, significant contributions to performance came from an allocation to UST, Inc., a leading manufacturer and retailer of smokeless tobacco, auto manufacturer Volvo AB and consumer electronics seller DSG International PLC.

By contrast, the Fund was hurt by its exposure to Telecom Corp. of New Zealand Ltd. and Telekom SA Ltd., South Africa’s leading telecom operator.

Over the reporting period, call options were written on approximately 33% of the Fund’s assets with the focus on common stocks with higher implied volatility. As a result of the general market decline in the May to June period, the majority of the Fund’s written call positions expired out-of-the-money during that period. The Fund realized a short-term gain on those positions partially offsetting the decline in the overall portfolio over that period. As global equity markets recovered in July and August, many of the calls written by the Fund expired in-the-money.

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
PORTFOLIO MANAGERS’ REPORT

Implied volatility levels increased during the past few months. The increase was greatest in Europe and Asia. The impact on U.S. volatility levels was modest. Because of this higher volatility, it will be more expensive to buy put options. On the other hand, the premiums collected by selling call options increased.

Due to the Fund’s global nature, its investments are exposed to currency risk. We partially hedge this risk by purchasing foreign exchange (FX) put options. There were no major shifts in FX levels during the second quarter, and the puts we bought expired out-of-the-money. The FX implied volatility levels remained low and allowed us to hedge a significant part of the FX risk at low cost.

Current Strategy and Outlook: We believe the Fund’s investment in defensive sectors such as utilities, telecommunication services, real estate, and consumer staples to provide downside protection. We believe these sectors are relatively cheap, less dependent on the economic environment and more able to offer stable, high-dividend yields. If the markets fall significantly, we believe that defensive sectors will deliver high dividends, covered calls will generate premium income and the Fund’s puts will offer downside protection.

If the equity markets move sideways, we will seek to add value through stock selection. In this scenario, we believe that dividends and the premiums from call options will make up an important part of the Fund’s total return. In the case of a strong rally in equity prices, we expect the strategy to generate an absolute positive return. The Fund’s upside will be limited, however, as the written calls will be exercised.

After a spike in June, equity option volatility levels gradually decreased and reverted to their lows at the end of July. In August, investors became nervous, fearing higher inflation, increased interest rates and a softening in global growth. In the coming months we expect inflation to play an important role in the market. We believe an increase in volatility is more likely than a decline, and we expect risk premiums to remain positive. We don’t foresee any significant changes in volatility levels for the major currencies.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2006 (UNAUDITED)

ASSETS:
Investments in securities at value*	$1,855,538,679
Cash	30,931,939

Receivables:
Investment securities sold	18,185,078
Dividends and interest	10,576,321
Prepaid expenses	11,650

Total assets	1,915,243,667

LIABILITIES:
Payable for investment securities purchased	19,133,005
Payable to affiliates	1,412,084
Payable to custodian due to overdraft of foreign currency**	396,652
Payable for trustee fees	11,421
Other accrued expenses and liabilities	534,631
Options written (premium received $18,863,347)	28,550,435

Total liabilities	50,038,228

NET ASSETS (equivalent to $19.42 per share on 96,041,170 shares outstanding)	$1,865,205,439

NET ASSETS WERE COMPRISED OF:
Paid-in capital — shares of beneficial interest at $0.01 par value (unlimited shares authorized)	$1,798,952,352
Undistributed net investment income	7,608,314
Distributions in excess of net realized gains on investments, foreign currency related transactions and options	(6,046,150)
Net unrealized appreciation on investments, foreign currency related transactions and options	64,690,923

NET ASSETS	$1,865,205,439

* Cost of investments in securities	$1,781,207,387
** Cost of foreign currencies overdraft	$336,798

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2006 (UNAUDITED)

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$52,999,940
Interest	70,446
Securities lending income	20,693

Total investment income	53,091,079

EXPENSES:
Investment management fees	9,689,645
Transfer agent fees	10,745
Administrative service fees	922,815
Shareholder reporting expense	69,475
Professional fees	40,725
Custody and accounting expense	294,580
Trustee fees	17,690
Insurance expense	15,412
Miscellaneous expense	74,763

Total expenses	11,135,850
Net waived and reimbursed fees	(1,845,647)

Net expenses	9,290,203

Net investment income	43,800,876

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND OPTIONS:

Net realized gain (loss) on:
Investments	43,065,180
Foreign currency related transactions	(1,080,349)
Options written	30,395,753

Net realized gain on investments, foreign currency related transactions and options	72,380,584

Net change in unrealized appreciation or depreciation on:
Investments	4,045,375
Foreign currency related transactions	(26,877)
Options written	510,926

Net change in unrealized appreciation on investments, foreign currency related transactions and options	4,529,424

Net realized and unrealized gain on investments, foreign currency related transactions and options	76,910,008

Increase in net assets resulting from operations	$120,710,884

* Foreign taxes withheld	$4,673,285

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months	March 30,
	Ended	2005(1) to
	August 31,	February 28,
	2006	2006

FROM OPERATIONS:
Net investment income	$43,800,876	$60,620,925
Net realized gain on investments, foreign currency related transactions and options	72,380,584	15,573,815
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and options	4,529,424	60,161,499

Net increase in net assets resulting from operations	120,710,884	136,356,239

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(28,515,352)	(63,621,155)
Net realized gain on investments	(61,101,019)	(37,576,510)
Tax return of capital	—	(32,724,647)

Total distributions	(89,616,371)	(133,922,312)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	1,810,700,000 (2)
Adjustment to paid-in capital for offering costs (See Note 8)	1,289,618	—
Dividends reinvested	6,977,068	12,610,313

Net increase in net assets resulting from capital share transactions	8,266,686	1,823,310,313

Net increase in net assets	39,361,199	1,825,744,240

NET ASSETS:
Beginning of period	1,825,844,240	100,000

End of period	$1,865,205,439	$1,825,844,240

Undistributed net investment income (accumulated net investment loss) at end of period	$7,608,314	$(7,677,210)

(1) Commencement of operations.

(2)	Proceeds from sale of shares net of sales load of $85,500,000 and offering costs of $3,400,000.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND (UNAUDITED)
FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months	March 30,
	Ended	2005(1) to
	August 31,	February 28,
	2006	2006

Per Share Operating Performance:
Net asset value, beginning of period	$19.08	19.06 (2)

Income from investment operations:
Net investment income	$0.46	0.63
Net realized and unrealized gain on investments	$0.81	0.79
Total from investment operations	$1.27	1.42

Less distributions from:
Net investment income	$0.30	0.66
Net realized gain on investments	$0.64	0.43
Tax return of capital	$—	0.31
Total distributions	$0.94	1.40

Adjustment to paid-in capital for offering costs:	$0.01	—
Net asset value, end of period	$19.42	19.08
Market value, end of period	$20.07	18.96

Total investment return at net asset value(3)%	6.94	7.84

Total investment return at market value(4)%	11.22	2.13

Ratios and Supplemental Data:
Net assets, end of period (millions)	$1,865	1,826

Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)%	1.01	1.03
Gross expenses prior to expense reimbursement(5)%	1.21	1.23
Net investment income after expense reimbursement (5)(6)%	4.75	3.75
Portfolio turnover rate %	67	112

(1) Commencement of operations.

(2) Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.

(3) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(4) Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(5) Annualized for periods less than one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Global Equity Dividend and Premium Opportunity Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust. The primary investment objective for the Fund is to provide a high level of income. Capital appreciation is a secondary investment objective. The Fund seeks to achieve its investment objectives by investing in a portfolio of global common stocks that have a history of attractive dividend yields and utilizing an integrated options writing strategy.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculations of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

B.	Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date or in the case of certain foreign dividends, when the information becomes available to the Fund.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet in terms of their contracts and from movement in currency and securities values and interest rates.

E.	Distributions to Shareholders. Dividends from net investment income and net realized gains, if any are declared and paid monthly by the Fund. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. The Fund’s distributions will normally reflect past and projected net investment income, and may include income from dividends and interest, capital gains and/or a return of capital. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the year, and will be reported to shareholders at that time. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

For the tax period beginning January 1, 2006 to August 31, 2006, the Fund estimates that distributions will be comprised of approximately 36% net investment income. The remaining portion of the Fund’s monthly distributions is estimated to come from the Fund’s covered-call option strategy, which for tax purposes, may be treated as a combination of long-term and short-term capital gains, and/or a return of capital. The tax character of the Fund’s covered-call option strategy is largely determined by movements in the underlying equity portfolio. Based on the realized appreciation in the Fund’s underlying equity portfolio during the period, the Fund estimates that approximately 64% of the distributions would be considered short-term capital gain.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Securities Lending. Under an agreement with The Bank of New York (“BNY”), the Fund has the option to temporarily loan up to 30% of its managed assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

I.	Organization Expenses and Offering Costs. Costs incurred with the offering of common shares were recorded as a reduction of capital paid in excess of par applicable to common shares. Organization expenses are expensed as incurred.

J.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised, or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option and the purchase cost of the security for a written put option, or purchased call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under an investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.05% of the Fund’s average daily managed assets. For the first five years of the Fund’s existence, the Investment Adviser will contractually waive 0.20% of the Fund’s managed assets. Beginning in the sixth year, the fee waiver will decline each year by 0.05% until it is eliminated in the ninth year. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2006, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Advisors B.V. (“IIMA”), an indirect wholly owned subsidiary of ING Groep N.V. (“ING Groep”), domiciled in The Hague, The Netherlands, for the Fund. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

The Investment Adviser has also retained ING Investment Management Co. (“ING IM” or “Consultant”), a Connecticut corporation, to provide certain consulting services for the Investment Adviser.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

These services include, among other things, furnishing statistical and other factual information; providing advice with respect to potential investment strategies that may be employed for the Fund, including, but not limited to, potential options strategies; developing economic models of the anticipated investment performance and yield for the Fund; and providing advice to the Investment Adviser and/or Sub-Adviser with respect to the Fund’s level and/or managed distribution policy. For its services, the Consultant will receive a consultancy fee from the Investment Adviser. No fee will be paid by the Fund directly to the Consultant.

ING Funds Services, LLC, a Delaware limited liability company, (the “Administrator”) serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, IIMA, ING IM and the Administrator are indirect, wholly-owned subsidiaries of ING Groep. ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At August 31, 2006, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued
Investment	Accrued
Management	Administrative
Fees	Fees	Total

$1,255,550	$156,534	$1,412,084

The Fund has adopted a Retirement Policy covering all Independent Trustees of the Fund who will have served as an Independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement and are recorded as trustee fees in the financial statements.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the six months ended August 31, 2006, excluding short-term securities, were $1,233,517,226 and $1,274,303,210, respectively.

NOTE 6 — CALL OPTIONS WRITTEN

Written option activity for the Fund for the six months ended August 31, 2006 was as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at February 28, 2006	54,473,000	$18,285,909
Options written	253,875,924	92,925,497
Options expired	(203,271,833)	(63,877,427)
Options exercised	(59,659,091)	(28,470,632)

Options outstanding at August 31, 2006	45,418,000	$18,863,347

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Non-Diversified. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest more than 5% of the value of its assets in the obligations of any single issuer. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is highly diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 7 — CONCENTRATION OF INVESTMENT RISKS (continued)

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

NOTE 8 — PAID-IN CAPITAL ADJUSTMENT

In conjunction with the issuance of initial shares, the Fund, based on best estimates, accrued approximately $3,400,000 associated with offering costs. As of the six months ended August 31, 2006, the Fund actually incurred a total of $2,110,382 related to offering costs. Therefore, the difference between the amount accrued and the amount actually incurred for offering costs was $1,289,618 for the Fund. This amount represents an over-accrual of estimated offering costs and the reversal of such accrual has been recognized as an adjustment to paid-in capital on the accompanying Statements of Changes in Net Assets for the six months ended August 31, 2006.

NOTE 9 — SECURITIES LENDING

Under an agreement with BNY, the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising their right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At August 31, 2006, the Fund did not have any securities on loan.

NOTE 10 — CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

	Six Months	March 30,
	Ended	2005(1) to
	August 31,	February 28,
	2006	2006

Number of Shares
Shares sold	—	95,000,000
Dividends reinvested	369,666	666,504

Net increase in shares outstanding	369,666	95,666,504

$
Shares sold	$—	$1,810,700,000 (2)
Paid in capital adjustment	1,289,618	—
Dividends reinvested	6,977,068	12,610,313

Net increase	$8,266,686	$1,823,310,313

(1)	Commencement of operations.

(2)	Proceeds from sales of shares net of sales load paid of $85,500,000 and offering costs of $3,400,000.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:(1)

Six Months	March 30,
Ended	2005(1) to
August 31,	February 28,
2006	2006

Ordinary	Ordinary	Long-Term	Return
Income	Income	Capital Gains	of Capital

$89,616,371	$100,507,031	$690,634	$32,724,647

(1)	Composition of dividends and distributions presented herein differ from final amounts based on the Fund’s tax year-end of December 31, 2005.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of the tax year ended December 31, 2005 were:

Undistributed	Undistributed	Unrealized	Capital
Ordinary	Long Term	Appreciation/	Loss
Income	Capital Gains	Depreciation	Carryforwards

$—	$—	$42,191,222	$—

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standard No. 157 (“SFAS No. 157”), Fair Value Measurements. The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of August 31, 2006, the Fund is currently assessing the impact, if any, that will result from adopting Fin 48 and SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep, including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/ A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s website at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the “NYAG”) and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the “NH Bureau”) concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the “NYAG Agreement”) regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust (“NYSUT”) and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG’s findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG’s office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the “One-Page Disclosure”). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the “NH Agreement”) to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau’s claims, have agreed to pay $3 million to resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENT

Dividends: Subsequent to August 31, 2006, the Fund declared dividends of:

Per Share	Declaration	Payable	Record
Amount	Date	Date	Date

$0.156	08/15/06	09/15/06	09/06/06
$0.156	09/22/06	10/16/06	10/04/06

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2006 (UNAUDITED)

Shares			Value

COMMON STOCK: 98.3%
		Australia: 6.5%
1,392,235		Australia & New Zealand Banking Group Ltd.	$28,905,245
1,710,906		Coca-Cola Amatil Ltd.	8,551,848
2,106,275		Foster’s Group Ltd.	9,561,526
2,628,760		GPT Group	9,167,056
669,323		Publishing & Broadcasting Ltd.	9,370,213
613,467		Suncorp-Metway Ltd.	9,587,816
814,219		TABCORP Holdings Ltd.	9,394,773
718,654		Wesfarmers Ltd.	18,413,063
1,339,346		Westfield Group	18,663,762

			121,615,302

		Belgium: 1.6%
743,566		Fortis	28,953,929

			28,953,929

		Brazil: 2.3%
294,317		Cia Siderurgica Nacional SA ADR	8,629,374
333,418	@	Petroleo Brasileiro SA ADR	26,880,159
546,332		Tele Norte Leste Participacoes SA ADR	7,042,219

			42,551,752

		Canada: 3.2%
182,197		Enerplus Resources Fund	10,620,263
956,868		Fording Canadian Coal Trust	28,897,414
604,932		TransCanada Corp.	19,670,005

			59,187,682

		China: 1.7%
28,117,184		PetroChina Co., Ltd.	31,560,468

			31,560,468

		Denmark: 1.5%
719,990		Danske Bank A/ S	27,691,630

			27,691,630

		France: 1.0%
905,469		France Telecom SA	19,261,705

			19,261,705

		Germany: 3.1%
1,938,343		Deutsche Telekom AG	28,356,998
229,413		EON AG	29,121,682

			57,478,680

		Greece: 0.5%
252,732		OPAP SA	8,968,744

			8,968,744

		Hong Kong: 1.5%
1,565,000		CLP Holdings Ltd.	9,896,230
1,474,100		Hang Seng Bank Ltd.	18,656,512

			28,552,742

		Ireland: 1.1%
1,025,059		Bank of Ireland	19,481,508

			19,481,508

		Israel: 0.5%
2,134,334		Bank Hapoalim BM	9,385,621

			9,385,621

		Italy: 9.3%
4,862,518		Banca Intesa S.p.A.	32,547,062
4,154,525		Enel S.p.A.	37,088,420
921,399		ENI S.p.A.	28,172,850
827,799		Mediaset S.p.A.	9,561,238
15,233,258		Telecom Italia S.p.A.	37,465,071
3,621,875		UniCredito Italiano S.p.A.	28,862,198

			173,696,839

		Netherlands: 4.6%
1,057,322		ABN Amro Holding NV	30,161,223
791,475		Royal Dutch Shell PLC	27,292,303
2,309,427		Royal KPN NV	28,516,800

			85,970,326

		New Zealand: 0.6%
4,269,876		Telecom Corp. of New Zealand Ltd.	11,880,159

			11,880,159

		Singapore: 0.5%
916,600		United Overseas Bank Ltd.	9,080,195

			9,080,195

		South Africa: 1.5%
1,379,653		Standard Bank Group Ltd.	14,881,441
671,999		Telkom SA Ltd.	12,691,132

			27,572,573

		South Korea: 0.5%
133,780		S-Oil Corp.	9,142,297

			9,142,297

		Sweden: 2.2%
203,121		Scania AB	9,644,993
564,304		Volvo AB	32,147,530

			41,792,523

		Thailand: 0.4%
1,223,500		Siam Cement PLC	7,614,431

			7,614,431

		United Kingdom: 16.9%
2,018,005		Aviva PLC	28,359,233
3,864,384		BBA Group PLC	19,633,411
2,385,353		BP PLC	27,067,380
1,114,199		British American Tobacco PLC	30,615,513
1,723,836		Diageo PLC	30,729,773
5,022,362		DSG International PLC	19,613,509
1,037,246		GlaxoSmithKline PLC	29,426,817
1,507,091		GUS PLC	27,996,445
2,954,702		Lloyds TSB Group PLC	29,304,860
846,793		Provident Financial PLC	10,543,137
907,967		Royal Bank of Scotland Group PLC	30,797,933
2,396,198		United Utilities PLC	31,344,898

			315,432,909

		United States: 37.3%
475,977		Altria Group, Inc.	39,758,359
377,326		Ameren Corp.	20,205,807
278,144		American Capital Strategies Ltd.	10,772,517
917,095		AT&T, Inc.	28,549,167
721,813		Bank of America Corp.	37,151,715
702,596		BellSouth Corp.	28,609,709
631,800		Bristol-Myers Squibb Co.	13,741,650
780,626		Citigroup, Inc.	38,523,893
694,846		Citizens Communications Co.	9,581,926
1,028,677		ConAgra Foods, Inc.	24,482,513
402,239		Consolidated Edison, Inc.	18,583,442
177,445		Developers Diversified Realty Corp.	9,599,775
928,260		Duke Energy Corp.	27,847,800
931,878		EI DuPont de Nemours & Co.	37,247,164

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

Shares			Value

		United States (continued)
388,431		Equity Residential	$19,371,054
486,680		Exelon Corp.	29,677,746
742,909		Keycorp	27,331,622
279,659		Kinder Morgan, Inc.	29,185,213
737,508		Merck & Co., Inc.	29,905,949
1,445,289		Pfizer, Inc.	39,832,165
231,265		Rayonier, Inc.	9,134,968
1,661,011		Sara Lee Corp.	27,622,613
1,102,227		Southern Co.	37,773,319
381,996		Thornburg Mortgage, Inc.	8,774,448
875,766		US BanCorp.	28,085,816
579,606		UST, Inc.	30,637,973
800,876		Washington Mutual, Inc.	33,548,697

			695,537,020

		Total Common Stock (Cost $1,747,001,790)	1,832,409,035

EQUITY-LINKED SECURITIES: 1.0%
		Taiwan: 1.0%
6,664,720		Formosa Chemicals & Fibre Corp.	9,597,197
14,005,000	#	Mega Financial Holdings Co., Ltd.	9,243,300

		Total Equity-Linked Securities (Cost $19,228,946)	18,840,497

WARRANTS: 0.0%
		Taiwan: 0.0%
619,731	@	China Steel Corp.	502,637

		Total Warrants (Cost $644,735)	502,637

No. of
Contracts			Value

PUT OPTIONS: 0.2%
		Australia: 0.0%
7,300		S&P/ASX 200 Index, Strike Price 4,651.20, Expires 09/15/06	$10,928
7,200		S&P/ASX 200 Index, Strike Price 4,626.851, Expires 10/20/06	73,199
7,000		S&P/ASX 200 Index, Strike Price 4,698.55, Expires 11/10/06	155,134
40,000,000	(1)	Australian Dollar Currency Option, Strike Price .72 USD, Expires 10/09/06	6,020
40,000,000	(1)	Australian Dollar Currency Option, Strike Price .7365 USD, Expires 10/27/06	85,630
40,000,000	(1)	Australian Dollar Currency Option, Strike Price .735 USD, Expires 11/28/06	174,989

			505,900

		European Union: 0.1%
18,250		Dow Jones Euro Stoxx 50 Index, Strike Price 3,321.20, Expires 09/15/06	6,859
18,000		Dow Jones Euro Stoxx 50 Index, Strike Price 3,323.4, Expires 10/20/06	132,444
17,000		Dow Jones Euro Stoxx 50 Index, Strike Price 3,534.988, Expires 11/10/06	641,242
90,000,000	(2)	European Union Currency Option, Strike Price 1.246 USD, Expires 10/09/06	138,096
90,000,000	(2)	European Union Currency Option, Strike Price 1.241 USD, Expires 10/27/06	185,264
90,000,000	(2)	European Union Currency Option, Strike Price 1.246 USD, Expires 11/28/06	405,743

			1,509,648

		United Kingdom: 0.0%
5,000		Financial Times 100 Index, Strike Price 5,355.15, Expires 09/15/06	3,076
4,850		Financial Times 100 Index, Strike Price 5,357.42, Expires 10/20/06	99,181
5,400		Financial Times 100 Index, Strike Price 5,553.17, Expires 11/10/06	430,004
60,000,000	(3)	United Kingdom Currency Option, Strike Price 1.796 USD, Expires 10/09/06	5,182
60,000,000	(3)	United Kingdom Currency Option, Strike Price 1.809 USD, Expires 10/27/06	33,008
60,000,000	(3)	United Kingdom Currency Option, Strike Price 1.84 USD, Expires 11/28/06	190,035

			760,486

		United States: 0.1%
112,000		S&P 500 Index, Strike Price 1,195, Expires 09/15/06	23,510
118,000		S&P 500 Index, Strike Price 1,181.37, Expires 10/20/06	237,844
110,000		S&P 500 Index, Strike Price 1,225.802, Expires 11/10/06	749,122

			1,010,476

		Total Put Options (Cost $14,331,916)	3,786,510

Total Investments In Securities
(Cost $1,781,207,387)*	99.5%	$1,855,538,679
Other Assets and Liabilities-Net	0.5	9,666,760

Net Assets	100.0%	$1,865,205,439

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
ADR	American Depositary Receipt
@	Non-income producing security
#	Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund’s Board of Directors/Trustees.
(1)	Number of contracts are denominated in Australian Dollars.
(2)	Number of contracts are denominated in European Union Dollars.
(3)	Number of contracts are denominated in Great British Pound Sterling.
*	Cost for federal income tax purposes is $1,798,776,734. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$119,571,880
Gross Unrealized Depreciation	(62,809,935)

Net Unrealized Appreciation	$56,761,945

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

Percentage of
Industry	Net Assets

Agriculture	5.4%
Auto Manufacturers	2.2
Banks	22.4
Beverages	2.6
Building Materials	0.4
Chemicals	2.5
Coal	1.6
Currency Option	0.1
Diversified Financial Services	3.1
Electric	11.3
Entertainment	1.0
Food	2.8
Forest Products & Paper	0.5
Index Option	0.1
Insurance	1.5
Investment Companies	0.6
Iron/ Steel	0.5
Media	1.0
Miscellaneous Manufacturing	2.0
Oil & Gas	8.6
Pharmaceuticals	6.1
Pipelines	2.6
Real Estate	1.5
Real Estate Investment Trust	1.6
Retail	2.6
Savings & Loans	1.8
Telecommunications	11.4
Water	1.7
Other Assets and Liabilities-Net	0.5

Net Assets	100.0%

No. of		Expiration	Strike		Premiums
Contracts		Date	Price/Rate		Received	Value

WRITTEN OPTIONS

Call Options Written
736,000	Australia & New Zealand Banking Group Ltd.	09/20/06	25.83	AUD	$430,073	$(878,625)
1,176,000	Foster’s Group Ltd.	09/20/06	5.3283	AUD	165,753	(688,999)
1,392,000	GPT Group	09/20/06	4.56	AUD	139,836	(132,342)
374,000	Publishing & Broadcasting Ltd.	09/20/06	16.7841	AUD	161,268	(474,559)
322,000	Suncorp-Metway Ltd.	09/20/06	19.54	AUD	150,624	(251,833)
686,000	Westfield Group	09/20/06	17.90	AUD	254,244	(306,607)
364,000	Danske Bank A/ S	09/20/06	222.50	DKK	384,636	(328,337)
531,000	ABN AMRO Holding NV	09/20/06	20.442	EUR	396,020	(1,277,168)
2,471,000	Banca Intesa S.p.A.	09/20/06	4.5324	EUR	467,831	(2,264,366)
912,000	Deutsche Telekom AG	09/20/06	11.072	EUR	432,719	(503,903)
117,000	E. ON AG	09/20/06	96.4675	EUR	510,231	(528,229)
2,130,000	Enel S.p.A.	09/20/06	6.85	EUR	438,692	(494,002)
465,000	ENI S.p.A.	09/20/06	23.9487	EUR	343,228	(228,851)
392,000	Fortis	09/20/06	28.36	EUR	425,242	(1,068,901)
451,000	France Telecom	09/20/06	15.86	EUR	290,201	(471,415)
418,000	Mediaset S.p.A.	09/20/06	8.79	EUR	144,376	(166,727)
404,000	Royal Dutch Shell PLC	09/20/06	27.496	EUR	343,683	(127,058)
1,191,000	Royal KPN NV	09/20/06	9.27	EUR	495,165	(718,487)
1,831,000	UniCredito Italiano S.p.A.	09/20/06	6.028	EUR	414,587	(568,013)
562,000	British American Tobacco PLC	09/20/06	14.116	GBP	398,120	(462,938)
1,183,000	British Petroleum BP	09/20/06	6.0999	GBP	389,367	(139,805)
867,000	Diageo PLC	09/20/06	8.9978	GBP	378,456	(702,113)
1,528,000	Lloyds TSB Group PLC	09/20/06	5.0715	GBP	456,331	(586,052)
462,000	Royal Bank of Scotland Group PLC	09/20/06	17.0062	GBP	387,833	(790,379)
12,816,000	PetroChina Co., Ltd.	09/20/06	8.7816	HKD	540,218	(347,983)
3,366,000	Telecom Corp. of New Zealand	09/20/06	3.96	NZD	334,438	(575,645)
104,000	Scania AB	09/20/06	326.00	SEK	169,486	(293,521)
287,000	Volvo AB	09/20/06	372.00	SEK	591,729	(1,636,936)
479,000	United Overseas Bank Ltd.	09/20/06	15.40	SGD	98,766	(105,555)
463,000	AT&T, Inc.	09/20/06	29.885	USD	391,698	(668,341)
239,000	Altria Group, Inc.	09/20/06	80.42	USD	553,524	(1,036,544)
132,000	American Capital Strategies	09/20/06	35.9228	USD	124,938	(465,117)
365,000	Bank of America Corp.	09/20/06	50.77	USD	511,365	(487,681)
356,000	BellSouth Corp.	09/20/06	39.048	USD	454,576	(727,761)
420,000	Bristol-Myers Squibb Co.	09/20/06	20.980	USD	436,800	(560,233)
148,000	Cia Siderurgica Nacional SA ADR	09/20/06	31.29	USD	291,708	(64,072)
394,000	Citigroup, Inc.	09/20/06	47.70	USD	512,988	(770,023)
361,000	Citizens Communications Co.	09/20/06	13.06	USD	143,317	(300,948)
205,000	Consolidated Edison Inc.	09/20/06	44.905	USD	227,550	(341,574)
88,000	Developers Diversified Realty	09/20/06	51.60	USD	121,440	(249,175)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

No. of		Expiration	Strike		Premiums
Contracts		Date	Price/Rate		Received	Value

471,000	Duke Energy Corp.	09/20/06	29.53	USD	390,930	(399,130)
482,000	E.I. du Pont de Nemours and Company	09/20/06	39.26	USD	544,371	(554,025)
98,000	Enerplus Resources Fund	09/20/06	57.22	USD	191,198	(223,060)
197,000	Equity Residential	09/20/06	46.83	USD	274,027	(706,045)
244,000	Exelon Corp.	09/20/06	57.63	USD	419,192	(925,644)
370,000	Merck & Co., Inc.	09/20/06	40.68	USD	495,430	(338,595)
171,000	Petroleo Brasileiro SA ADR	09/20/06	84.45	USD	713,241	(111,813)
736,000	Pfizer, Inc.	09/20/06	25.74	USD	581,440	(1,438,718)
118,000	Rayonier Inc.	09/20/06	39.16	USD	150,096	(113,238)
566,000	Southern Co.	09/20/06	33.38	USD	412,048	(649,966)
352,000	Tele Norte Leste Participacoes ADR	09/20/06	13.31	USD	274,067	(124,844)
425,000	Washington Mutual, Inc.	09/20/06	43.05	USD	514,250	(174,539)

45,418,000	Total Premiums Received: $18,863,347				$18,863,347	$(28,550,435)

	Total Liabilities for Call Options Written: $28,550,435

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND
AS OF AUGUST 31, 2006 (UNAUDITED) (CONTINUED)

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2006
% of Total Net Assets against which calls written	33%
Average Days to Expiration	20 days
Average Call Moneyness* at time written	ATM
Premium received for calls	$18,863,347
Value of calls	$28,550,435

Supplemental Index Put Option Statistics as of August 31, 2006
% of Total Net Assets against which index puts purchased	47%
Average Days to Expiration	45 days
Average Index Put Moneyness* at time purchased	6.03% OTM
Premium paid for puts	$11,508,066
Value of puts	$2,562,543

Supplemental Currency Put Option Statistics as of August 31, 2006
% of Total Net Assets against which Currency puts purchased	31%
Average Days to Expiration	62 days
Average Currency Put Moneyness* at time written	2.86% OTM
Premium paid for Currency puts	$2,823,850
Value of Currency puts	$1,223,968

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

JUNE 13, 2006 ANNUAL SHAREHOLDER MEETING

ING Global Equity Dividend and Premium Opportunity Fund, Class I Trustees

1.	To elect four Class I Trustees to represent the interests of the holders of Common Shares of the Fund until the election and qualification of their successors.

ING Global Equity Dividend and Premium Opportunity Fund, Class II Trustees

2.	To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

ING Global Equity Dividend and Premium Opportunity Fund, Class III Trustees

3.	To elect one new Class III Trustee to represent the interests of the holders of Common Shares of the Fund until the election and qualification of his successor.

			Shares voted
		Shares	against or	Shares	Total
	Proposal	voted for	withheld	abstained	Shares Voted

Class I Trustees	R. Barbara Gitenstein	87,766,052.476	699,693.000	—	88,465,745.476
	Jock Patton	87,795,861.476	669,884.000	—	88,465,745.476
	David W.C. Putnam	87,786,778.476	678,967.000	—	88,465,745.476
	John G. Turner	87,788,083.476	677,662.000	—	88,465,745.476
Class II Trustees	Patricia W. Chadwick	87,782,262.476	683,483.000	—	88,465,745.476
	Sheryl K. Pressler	87,760,389.476	705,356.000	—	88,465,745.476
Class III Trustees	Shaun P. Mathews	87,790,876.476	674,869.000	—	88,465,745.476

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days. If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at 1-800-992-0180.

Key Financial Dates — Calendar 2006 Dividends:

Declaration Date	Ex-Dividend Date	Payable Date

January 17	February 1	February 15
February 15	March 1	March 15
March 15	April 3	April 17
April 17	May 1	May 15
May 15	June 1	June 15
June 15	July 3	July 17
July 17	August 1	August 15
August 15	September 1	September 15
September 15	October 2	October 16
October 16	November 1	November 15
November 15	December 1	December 15
December 15	December 27	January 16

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IGD).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2006 was 113, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the Fund’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at 1-800-992-0180.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund submitted the Annual CEO Certification on June 19, 2006 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent

The Bank of New York
101 Barclay Street (11E)
New York, New York 10286

Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

PRSAR-UIGD (0806-102606)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for semi-annual filing.

Item 8.  Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Global Equity Dividend and Premium Opportunity Fund

By	/s/ James M. Hennessy

James M. Hennessy President and Chief Executive Officer

Date:	November 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy

James M. Hennessy President and Chief Executive Officer

Date:	November 6, 2006

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	November 6, 2006